Exhibit 10.15

EXECUTION VERSION

AMENDMENT TO CREDIT AGREEMENT

AMENDMENT, dated as of August 17, 2012 (this “Amendment”), to the Credit Agreement, dated as of May 24, 2012 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), among EPE Holdings LLC, a Delaware limited liability company (“Holdings”), EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company and a wholly owned subsidiary of Holdings (the “Borrower”), the banks, financial institutions and other lending institutions from time to time parties as lenders thereto (each a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, the swingline lender and an issuer of Letters of Credit, and each other Issuing Bank from time to time party thereto.

W I T N E S S E T H:

WHEREAS, Section 13.1 of the Credit Agreement permits the Administrative Agent and/or the Collateral Agent and the Majority Lenders to enter into written amendments, supplements or modifications to the Credit Agreement and the other Credit Documents with the relevant Credit Parties; and

WHEREAS, the Credit Parties desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Definitions

Section 1.1.       Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

ARTICLE II

Amendment

Section 2.1.       Amendment. Section 10.2(z) of the Credit Agreement is hereby amended, by deleting the figure “$500,000,000” therein and replacing such figure with “$850,000,000”.

ARTICLE III

Conditions and Miscellaneous

Section 3.1.       Conditions to Effectiveness. This Amendment shall become effective on the date on which:

(a)       The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower and Holdings and Lenders comprising at least the Majority Lenders; and

(b)       Each of the Borrower and Holdings shall have confirmed and acknowledged to the Administrative Agent, each Issuing Bank and the Lenders, and by its execution and delivery of this Amendment each of the Borrower and Holdings does hereby confirm and acknowledge to the Administrative Agent, each Issuing Bank and the Lenders, that (i) such Credit Party shall have taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, (ii) the Credit Agreement and each other Credit Document to which it or any of its applicable Subsidiaries that are Credit Parties is a party constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (iii) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

Section 3.2.       Ratification. Each of the Borrower and Holdings (for itself and its applicable Subsidiaries that are Credit Parties) hereby (a) ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Security Documents secure, and will continue to secure, all Obligations thereunder, and (b) represents and warrants to the Lenders that as of the effectiveness of this Amendment (i) all of the representations and warranties contained in the Credit Document to which it is a party are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

Section 3.3.       Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

Section 3.4.       Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.5.       GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT A SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.6.       FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

EPE HOLDINGS LLC

By:	/s/ Kyle McCuen
	Name:	Kyle McCuen
	Title:	Vice President & Treasurer

EP ENERGY LLC (F/K/A EVEREST ACQUISITION LLC)

By:	/s/ Kyle McCuen
	Name:	Kyle McCuen
	Title:	Vice President & Treasurer

[Signature Page to the RBL Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:
Name:
Title:

By:	/s/ Ryan Fuessel
	Name:	Ryan Fuessel
	Title:	Authorized Signer

Bank of America
as a Lender

By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

By:
Name:
Title:

The Bank of Nova Scotia
as a Lender

By:	/s/ Gregory E. George
	Name:	Gregory E. George
	Title:	Managing Director

By:
Name:
Title:

SCOTIABANC INC.
as a Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

By:	/s/ H. Thind
	Name:	H. Thind
	Title:	Director

BANK OF SCOTLAND plc
as a Lender

By:	/s/ Assistant Vice President
Name:
	Title:	Assistant Vice President

By:	N/A
	Name:	N/A
	Title:	N/A

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as a Lender

By:	/s/ Andrew Oram
	Name:	Andrew Oram
	Title:	Managing Director

By:
Name:
Title:

BMO Harris Financing, Inc.
as a Lender

By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

By:
Name:
Title:

Canadian Imperial Bank of Commerce, New York Agency, as a Lender

By:	/s/ Dominic Sorresso
	Name:	Dominic Sorresso
	Title:	Executive Director

By:	/s/ Robert Casey
	Name:	Robert Casey
	Title:	Executive Director

Capital One, National Association
as a Lender

By:	/s/ Matthew Molero
	Name:	Matthew Molero
	Title:	Vice President

By:
Name:
Title:

Citibank, N.A.
as a Lender

By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-in-Fact

By:
Name:
Title:

Comerica Bank
as a Lender

By:	/s/ Justin Crawford
	Name:	Justin Crawford
	Title:	Senior Vice President

Compass Bank
as a Lender

By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

By:	/s/ Vipul Dhadda
	Name:	VIPUL DHADDA
	Title:	ASSOCIATE

DEUTSCHE BANK TRUST COMPANY AMERICAS
as a Lender

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

DNB BANK ASA
as a Lender

By:	/s/ Henrik Asland
	Name:	Henrik Asland
	Title:	Senior Vice President

By:	/s/ Pal Boger
	Name:	PAL BOGER
	Title:	Vice President

Goldman Sachs Bank USA
as a Lender

By:	/s/ Lauren Havens
	Name:	Lauren Havens
	Title:	Authorized Signatory

By:
Name:
Title:

ING Capital LLC
as a Lender

By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

Mizuho Corporate Bank, Ltd.,
as a Lender

By:	/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Dmitry Barsky
	Name:	Dmitry Barsky
	Title:	Authorized Signatory

NOMURA CORPORATE FUNDING AMERICAS, LLC
as a Lender

By:	/s/ James Merli
	Name:	James Merli
	Title:	Managing Director

Royal Bank Of Canada
as a Lender

By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

By:
Name:
Title:

THE Royal Bank Of SCOTLAND plc
as a Lender

By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Authorized Signatory

Societe Generale
as a Lender

By:	/s/ Elena Robcivc
	Name:	Elena Robcivc
	Title:	Director

By:
Name:
Title:

Sumitomo Mitsui Banking Corporation
as a Lender

By:	/s/ Yasuhiro Shirai
	Name:	Yasuhiro Shirai
	Title:	Managing Director

By:
Name:
Title:

Suntrust Bank
as a Lender

By:	/s/ Scott Mackey
	Name:	Scott Mackey
	Title:	Director

By:
Name:
Title:

Toronto Dominion New York LLC
as a Lender

By:	/s/ Debbi L. Brito
	Name:	DEBBI L. BRITO
	Title:	AUTHORIZED SIGNATORY

By:
Name:
Title:

UBS Loan Finance LLC
as a Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director
Banking Products Services, US

Union Bank, N.A.
as a Lender

By:	/s/ Lauren Trussell
	Name:	Lauren Trussell
	Title:	Assistant Vice President

By:
Name:
Title:

Wells Fargo Bank, N.A.
as a Lender

By:	/s/ Lila Jordan
	Name:	Lila Jordan
	Title:	Managing Director

By:
Name:
Title: